UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report September 30, 2024

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2024, AIM ImmunoTech Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) to complete an offering (the “Transactions”) with a single accredited investor (the “Purchaser”), pursuant to which the Company will issue to the Purchaser, (i) in a registered direct offering, 4,653,036 shares of the Company’s common stock (the “Shares”), par value $0.001 per share (“Common Stock”); and (ii) in a concurrent private placement, the Company will issue to the Purchaser Class C common warrants to purchase an aggregate of up to 4,653,036 shares of its Common Stock (the “C Warrants”) at an exercise price of $0.28 per share and Class D common warrants to purchase an aggregate of up to 4,653,036 shares of its Common Stock (the “D Warrants” and, along with the C Warrants, the “Common Warrants”) at an exercise price of $0.28 per share. The C Warrants and D Warrants will not be exercisable for six months after the issuance date and will expire, respectively, 24 months and five years and six months after the issuance date. The Common Warrants and the shares of Common Stock issuable upon the exercise of such warrants are offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

The Company expects to receive aggregate gross proceeds from the Transactions of approximately $1.26 million, before deducting fees to the Placement Agent (as defined below) and other estimated offering expenses payable by the Company. The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-262280), which was declared effective on February 4, 2022 (as amended from time to time, the “Registration Statement”).

Pursuant to the terms of the Purchase Agreement, subject to certain exceptions, the Company cannot issue any equity securities for 60 days following the closing of the Transactions (the “Closing Date”), provided that the Company will be able to utilize it’s at-the-market offering (the “ATM”) program with the Placement Agent after 30 days. Additionally, the Company cannot enter into a variable rate transaction (other than the ATM program with the Placement Agent) for 120 days after the Closing Date. In addition, the Company’s executive officers and each of the Company’s directors have entered into lock-up agreements with the Company pursuant to which each of them has agreed not to, for a period of 90 days from the Closing Date, offer, sell, transfer or otherwise dispose of the Company’s securities, subject to certain exceptions.

The exercise price of the Common Warrants, and the number of shares of Common Stock underling the Common Warrant (the “Common Warrant Shares”) will be subject to adjustment in the event of any stock dividend or split, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Common Warrants. If a Fundamental Transaction (as defined in the Common Warrants) occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of its obligations under the Common Warrants with the same effect as if such successor entity had been named in the warrant itself. Common Warrant Holders will have additional rights defined in the Common Warrants. The Common Warrants will be exercisable on a “cashless” basis only if there is not a current registration statement permitting public resale. In this regard, the Company has agreed to file a registration statement to register the resale of the Common Warrant Shares as soon as practicable (and in any event within 45 calendar days of the date of the Purchase Agreement) providing for the resale of the Shares issued and issuable upon exercise of the Common Warrants. The Company has agreed to use commercially reasonable efforts to cause such registration statement to become effective within 181 days following the Closing Date and to keep such registration statement effective at all times until no Purchaser owns any Common Warrants or Common Warrant Shares issuable upon exercise thereof.

The Company’s Common Stock trades on the NYSE American under the symbol “AIM”.

Maxim Group LLC acted as the placement agent (the “Placement Agent”) on a “commercially reasonable best efforts” basis, in connection with the Transactions pursuant to the Placement Agency Agreement, dated September 30, 2024 (the “Placement Agency Agreement”), by and between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 8% of the aggregate gross proceeds paid to the Company for the securities sold in the Transactions and reimbursement of certain out-of-pocket expenses.

The foregoing summaries of the Transactions, the securities to be issued in connection therewith, the Purchase Agreement, the Common Warrants and the Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached hereto as Exhibits 1.1, 4.1, 4.2 and 10.1, respectively, and are each incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure regarding the Common Warrants and Common Warrant Shares set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 8.01. Other Events

On September 30, 2024, the Company issued a press release regarding the transaction described in Item 1.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

1.1	Placement Agency Agreement, dated September 30, 2024, by and between the Company and Maxim Group LLC

4.1	Form of Class C Warrants to Purchase Common Stock

4.2	Form of Class D Warrants to Purchase Common Stock

5.1	Opinion of Silverman Shin & Schneider PLLC

10.1	Form of Securities Purchase Agreement, dated as of September 30, 2024, by and among the Company and the investor parties thereto

23.1	Consent of Silverman Shin & Schneider PLLC (included in Exhibit 5.1)

99.1	Press Release dated September 30, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Date: October 1, 2024	By	/s/ Thomas K. Equels
Thomas K. Equels, CEO

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